    As filed with the Securities and Exchange Commission on January 23, 1996


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 23, 1996




                         PREMIER INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)



              OHIO                   1-4903                   34-0661122
        (State or other            (Commission              (IRS Employer
        jurisdiction of            File Number)          Identification Number)
        incorporation)


  4500 EUCLID AVENUE, P.O. BOX 94884
            CLEVELAND, OHIO                                    44101-4884
(Address of principal executive offices)                       (Zip Code)


                                 (216) 391-8300
              (Registrant's telephone number, including area code)





                         Exhibit Index located on page 4

ITEM 5.   OTHER EVENTS.

          On January 23, 1996, Premier Industrial Corporation (the "Company") entered into an Agreement and Plan of Merger among the Company, Farnell Electronics PLC ("Farnell"), an English public limited company, and FAC Delaware Corp., a Delaware corporation and wholly owned subsidiary of Farnell (the "Merger Agreement"), providing for the merger of the Company with and into FAC Delaware Corp. (the "Merger"). In connection with the Merger Agreement, certain shareholders of the Company entered into a Voting Agreement with Farnell, dated as of January 23, 1996, relating to the voting of the shares owned by them in connection with the Merger and certain related matters (the "Voting Agreement"), and certain shareholders of the Company entered into a Shareholders Agreement with Farnell relating to their holdings of capital stock of Farnell following the effective time of the Merger (the "Shareholders Agreement"). Copies of the Merger Agreement, the Voting Agreement and the Shareholders Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

     On January 23, 1996, the Company issued a press release relating to the Merger, the text of which is filed as Exhibit 99.1 and incorporated herein by reference. The summary descriptions of the Merger Agreement, the Voting Agreement, the Shareholders Agreement and the Merger contained in the press release are qualified in their entirety by reference to the agreements filed as Exhibits 10.1, 10.2 and 10.3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     10.1 Agreement and Plan of Merger by and among the Company, Farnell and FAC Delaware Corp. dated as of January 23, 1996.

     10.2 Voting Agreement dated as of January 23, 1996 among Farnell and the holders of the shares of capital stock of the Company listed on the signature pages thereof.

     10.3 Shareholders Agreement dated as of January 23, 1996 among Farnell and the persons listed on Schedule I thereto.

     99.1 Text of press release dated January 23, 1996.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PREMIER INDUSTRIAL CORPORATION


                              By    /s/Philip S. Sims
                                   ---------------------------------------------
                                    Philip S. Sims
                                    Vice Chairman of the Board of Directors



Date:  January 23, 1996

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER               DOCUMENT DESCRIPTION
     ------               --------------------

      10.1       Agreement and Plan of Merger by and
                 among the Company, Farnell and FAC
                 Delaware Corp. dated as of January 23,
                 1996.

      10.2       Voting Agreement dated as of January 23,
                 1996 among Farnell and the holders of
                 the shares of capital stock of the
                 Company listed on the signature pages
                 thereof.

      10.3       Shareholders Agreement dated as of
                 January 23, 1996 among Farnell and the
                 Persons listed on Schedule I thereto.

      99.1       Text of press release dated January 23,
                 1996.